Exhibit 99.1

GALAXY GAMING, INC.

6480 Cameron Street Suite 305

Las Vegas, Nevada 89118

(702) 939-3254

www.galaxygaming.com

GALAXY GAMING BOARD AUTHORIZES $4 MILLION SHARE REPURCHASE PROGRAM

LAS VEGAS, July 22, 2026 (GLOBE NEWSWIRE) — Galaxy Gaming, Inc. (OTC:GLXZ) today announced that its Board of Directors has authorized a share repurchase program of up to $4.0 million of the Company’s outstanding common stock, effective immediately.

The authorization follows the termination of Galaxy’s previously announced Merger Agreement with Evolution Malta Holding Limited, under which Evolution has acknowledged its obligation to pay Galaxy a $5.2 million termination fee. The Board’s decision underscores its confidence in Galaxy’s strategy, its balance sheet, its management team, and its view that the Company’s shares do not currently reflect the underlying value and growth trajectory of the business.

Over the past several months, Galaxy has continued to expand its table games product portfolio, grow its footprint in new markets, deepen partnerships with new and existing customers, and increase the share of its recurring revenue — building on a licensing base that today spans more than 140 licenses in 28 U.S. states and more than 30 countries. The Company has also continued to add high-caliber talent across the organization to support its next phase of growth.

“Our Board’s decision to authorize this repurchase program is a statement of its confidence in our company and the value we believe this stock represents,” said Matt Reback, President and CEO of Galaxy. “Our strong and growing free cash flow — further bolstered by the $5.2 million termination fee — gives us the flexibility to return capital to shareholders while continuing to invest in the initiatives that have driven our momentum over the past several months. This is exactly the kind of disciplined capital allocation our shareholders should expect from us going forward.”

“This program reflects the strength of our financial position and our commitment to creating shareholder value through every avenue available to us,” added Steven Kopjo, Chief Financial Officer of Galaxy.

The repurchase program authorizes Galaxy to repurchase shares from time to time through open market purchases, privately negotiated transactions, or a trading plan intended to qualify under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Act”), and in accordance with Rule 10b-18 under the Act, with the timing and amount determined based on market conditions and other factors, including constraints specified in the Rule 10b5-1 repurchase plan. Galaxy’s Board of Directors has approved the adoption of a written Rule 10b5-1 repurchase plan under which share repurchases may be effected.

Galaxy had previously authorized the repurchase up to $750,000 of common stock. As of July 22, 2026, no shares have been repurchased by Galaxy under such prior authorization. The repurchase program announced herein supersedes the prior authorization.

Cautionary Note Regarding Forward-Looking Statements

Some of the information contained in this press release includes forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “might,” “expect,” “intend,” “target,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” or the negative of these terms or other similar expressions. These forward-looking statements are only predictions. We have based these forward-looking statements on our current expectations, assumptions and projections about future events and financial trends that we believe may affect our business, financial condition and results of operations. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the control of the Company, that may cause actual results and future events to differ significantly from those expressed in any forward-looking statement.

These risks and uncertainties include, but are not limited to, changes in the trading price of our common stock that may impact share repurchases; our available cash and liquidity; the effects of the termination of the merger with Evolution Malta Holding Limited on our business and on the market price of our common stock; the ability of the Company to enter and maintain strategic alliances, product placements or installations in land based casinos or grow its iGaming business, garner new market share, secure licenses in new jurisdictions or maintain existing licenses, successfully develop or acquire and sell proprietary products, comply with regulations, including changes in gaming related and non-gaming related statutes and regulations that affect the revenues of our customers in land-based casino and, online casino markets, have its games approved by relevant jurisdictions, unfavorable economic conditions in the US and worldwide, our level of indebtedness, restrictions and covenants in our loan agreement, dependence on major customers, protection of intellectual property and our ability to license the intellectual property rights of third parties, failure to maintain the integrity of our information technology systems, including without limitation, cyber-attacks or other failures in our telecommunications or information technology systems, or those of our collaborators, third-party logistics providers, distributors or other contractors or consultants, could result in information theft, data corruption and significant disruption of our business, and other factors. Additional information concerning these and other risk factors can be found in the Company’s filings with the Securities and Exchange Commission, including in the most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Definitive Proxy Statement.

Non-GAAP Financial Information

To enhance investor understanding of the underlying trends in our business, our cash balance and cash available for operating needs, and to provide better comparability between periods in different years, we are providing Adjusted EBITDA in this press release. Adjusted EBITDA is not a measure of financial performance or position under United States Generally Accepted Accounting Principles (“GAAP”) and should not be considered in isolation or as a substitute for measures prepared in accordance with GAAP. It should be read in conjunction with our net earnings (loss), operating income (loss), basic or diluted earnings (loss) per share, and cash flow data prepared in accordance with GAAP.

Adjusted EBITDA reflects adjustments to GAAP net income (loss) to exclude interest, income taxes, depreciation, amortization, stock-based compensation, foreign currency exchange gains and losses, severance and other litigation-related expenses, and other items that do not represent ongoing operations, including loss on extinguishment of debt. Management uses Adjusted EBITDA to evaluate our operating performance and believes it offers investors, regulators, and other stakeholders a view of our operations consistent with how management assesses performance. When considered alongside GAAP results, management believes Adjusted EBITDA provides a more comprehensive understanding of our financial results. Adjusted EBITDA should not be considered an alternative to net income (loss) or to net cash provided by operating activities as a measure of operating results or liquidity. It may not be comparable to similarly titled measures used by other companies and excludes items that some may consider important in evaluating our performance.

About Galaxy

Headquartered in Las Vegas, Nevada, Galaxy Gaming (galaxygaming.com) develops and distributes innovative games, bonusing systems, and technology solutions to physical and online casinos worldwide. Galaxy Gaming offers games proven to perform developed by gaming experts and backed by the highest level of customer support. Galaxy Gaming Digital is the world’s leading licensor of proprietary table games to the online gaming industry. Galaxy Gaming has over 140 licenses worldwide, including licenses in 28 U.S. states and more than 30 countries around the world.

Contact:

Investor Relations:

Steve Kopjo (702) 727-8886

Media:

Phylicia Middleton (702) 938-1753